Exhibit 99.1

GTJ REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINACIAL INFORMATION

The accompanying Unaudited Pro Forma Consolidated Financial Statements are presented to reflect that on January 12, 2012, GTJ REIT, Inc. (the “Company”) and each of its wholly-owned subsidiaries, ShelterClean, Inc. (“ShelterClean”) and MetroClean Express Corp. (“MCE”), closed the sale of substantially all of their assets and business to Triangle Services, Inc. (“Purchaser”) and two affiliated entities, pursuant to the terms of separate asset sale and purchase agreements entered into on December 27, 2011 (collectively, the “Asset Purchase Agreements”). Simultaneously therewith, the Company and its wholly-owned subsidiary, ShelterClean of Arizona, Inc. (“ShelterAZ”), entered into a certain Bill of Sale and Assignment and Assumption Agreement (collectively, the “AZ Agreements”) for the sale of certain assets and the business of ShelterAZ to Shelter Clean Services, Inc., a wholly-owned subsidiary of Purchaser.

The Unaudited Pro Forma Consolidated Financial Statements include adjustments to reflect the effects of the sale of substantially all of the assets and business of ShelterClean and MCE as well as certain assets and the business of ShelterAZ. The Unaudited Pro Forma Consolidated Statement of Income for the fiscal year ended December 31, 2010 and nine months ended September 30, 2011 are presented as if the sale was completed as of January 1, 2010. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011 is presented as if the sale was consummated at September 30, 2011. The accompanying Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Company’s historical consolidated financial statements and related notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

Pro forma information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the sale of assets and businesses, are factually supportable, and expected to have a continuing impact. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that our actual results will not differ significantly from those set forth below or that the impact of the sales will not differ significantly from those presented below. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the sale occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or its ultimate performance compared to it.

GTJ REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(amounts in thousands, except share data)

	Historical as of September 30,	Disposition of Assets and		Pro Forma as of September 30,
	2011	Businesses		2011
	(Unaudited)
ASSETS
Real estate at cost:
Land	$88,584	$-		$88,584
Buildings and improvements	24,727	-		24,727
	113,311	-		113,311
Less: accumulated depreciation and amortization	(9,953)	-		(9,953)
Net real estate held for investment	103,358	-		103,358
Cash and cash equivalents	8,033	2,198	A	10,231
Available-for-sale securities	2,327	-		2,327
Restricted cash	756	-		756
Accounts receivable, net	263	-		263
Other assets	8,013	-		8,013
Deferred charges, net	3,484	-		3,484
Assets of discontinued operations	6,223	(3,301)	B	2,922
Intangible assets, net	682	-		682
Machinery and equipment, net	1,486	-		1,486
Total assets	$134,625	$(1,103)		$133,522

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage note payable	$45,500	$-		$45,500
Accounts payable and accrued expenses	54	-		54
Unpaid losses and loss-adjustment expenses	1,988	-		1,988
Liabilities of discontinued operations	1,161	(402)	C	759
Other liabilities, net	2,700	(109)	D	2,591
Total liabilities	51,403	(511)		50,892
Stockholders’ equity:
Preferred stock, $.0001 par value; 10,000,000 shares authorized and none issued and outstanding	-	-		-
Common stock, $.0001 par value; 100,000,000 shares authorized; 13,587,051 and 13,529,131 shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	1	-		1
Additional paid-in capital	137,784	-		137,784
Cumulative distributions in excess of net income	(54,854)	(592)	E	(55,446)
Accumulated other comprehensive income	291	-		291
Total stockholders’ equity	83,222	(592)		82,630
Total liabilities and stockholders’ equity	$134,625	$(1,103)		$133,522

See accompanying notes to these unaudited pro forma consolidated financial statements.

GTJ REIT, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The Unaudited Pro Forma Consolidated Balance Sheet reflects the effects of the sale of substantially all of the assets and business of ShelterClean and MCE as well as certain assets and the business of ShelterAZ as if the transaction occurred on September 30, 2011. The Unaudited Pro Forma Consolidated Balance Sheet includes the following adjustments:

(A)	Reflects the cash proceeds from the sale of ShelterClean, MCE, and ShelterAZ.

(B)	Reflects the disposition of ShelterClean, MCE, and ShelterAZ’s assets as a result of the sale.

(C)	Reflects the disposition of ShelterClean, MCE, and ShelterAZ’s liabilities as a result of the sale.

(D)	Reflects the elimination of other accruals associated with the discontinued operations of ShelterClean, MCE, and ShelterAZ.

(E)	Represents the elimination of ShelterClean, MCE, and ShelterAZ’s retained earnings as a result of the sale.

GTJ REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
 (amounts in thousands, except share and per share data)

	Historical for the nine months ended September 30, 2011	Disposition of Assets and Businesses (A)	Pro Forma for the nine months ended September 30, 2011
Revenues:
Property rentals	$10,397	$-	$10,397
Other revenue	1,093	-	1,093
Total revenues	11,490	-	11,490
Operating expenses:
General and administrative expenses	5,475	-	5,475
Equipment maintenance and garage expenses	464	-	464
Transportation expenses	23	-	23
Contract maintenance and station expenses	91	-	91
Insurance and safety expenses	380	-	380
Operating and highway taxes	221	-	221
Other operating expenses	1,219	-	1,219
Depreciation and amortization expense	1,011	-	1,011
Total operating expenses	8,884	-	8,884
Operating income	2,606	-	2,606
Other income (expense):
Interest income	66	-	66
Interest expense	(1,889)	-	(1,889)
Change in insurance reserves	(149)	-	(149)
Other	(141)	(109)	(32)
Total other income (expense):	(2,113)	(109)	(2,004)
Income (loss) from continuing operations before loss from equity affiliates and income taxes	493	(109)	602
Income from equity affiliates	-	-	-
Income (loss) before provision for income taxes	493	(109)	602
Provision for income taxes	1	-	1
Income (loss) from continuing operations, net of income taxes	492	(109)	601

Discontinued Operations:
(Loss) income from discontinued operations, net of income taxes	(1,339)	146	(1,485)

Net (loss) income	$(847)	$37	$(884)
Income per common share - basic and diluted:
Income from continuing operations	$0.04	$-	$0.04
Loss from discontinued operations	$(0.10)	$-	$(0.10)
Net loss	$(0.06)	$-	$(0.06)
Weighted-average common shares outstanding – basic and diluted	13,553,105	-	13,553,105

See accompanying notes to these unaudited pro forma consolidated financial statements.

GTJ REIT, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

The Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2011 reflects the effects of the sale of substantially all of the assets and business of ShelterClean and MCE as well as certain assets and the business of ShelterAZ as if the transaction occurred on January 1, 2010. The Unaudited Pro Forma Consolidated Statement of Income:

(A)	Reflects the elimination of the combined net income from the operations of ShelterClean, MCE, and ShelterAZ for the nine months ended September 30, 2011.

GTJ REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
 (amounts in thousands, except share and per share data)

	Historical for the year ended December 30, 2010	Disposition of Assets and Businesses (A)	Pro Forma for the year ended December 30, 2010
Revenues:
Property rentals	$13,469	$-	$13,469
Other revenue	18,786	17,966	820
Total revenues	32,255	17,966	14,289
Operating expenses:
General and administrative expenses	9,909	5,717	4,192
Equipment maintenance and garage expenses	1,706	1,143	563
Transportation expenses	1,423	1,317	106
Contract maintenance and station expenses	8,595	8,583	12
Insurance and safety expenses	1,821	1,344	477
Operating and highway taxes	1,344	868	476
Other operating expenses	1,225	724	501
Depreciation and amortization expense	1,718	333	1,385
Total operating expenses	27,741	20,029	7,712
Operating income (loss)	4,514	(2,063)	6,577
Other income (expense):
Interest income	296	163	133
Interest expense	(2,178)	-	(2,178)
Change in insurance reserves	(341)	-	(341)
Other	861	(299)	1,160
Total other income (expense):	(1,362)	(136)	(1,226)
Income (loss) from continuing operations before loss from equity affiliates and income taxes	3,152	(2,199)	5,351
Income from equity affiliates	38	38	-
Income (loss) before provision for income taxes	3,190	(2,161)	5,351
Provision for income taxes	63	18	45
Income (loss) from continuing operations, net of income taxes	3,127	(2,179)	5,306

Discontinued Operations:
Loss from discontinued operations, net of income taxes	(34)	1,469	(1,503)

Net income (loss)	$3,093	$(710)	$3,803
Income per common share - basic and diluted:
Income from continuing operations	$0.23	$-	$0.39
Loss from discontinued operations	$-	$-	$(0.11)
Net income	$0.23	$-	$0.28
Weighted-average common shares outstanding – basic and diluted	13,503,120	-	13,503,120

See accompanying notes to these unaudited pro forma consolidated financial statements.

GTJ REIT, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

The Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2010 reflects the effects of the sale of substantially all of the assets and business of ShelterClean and MCE as well as certain assets and the business of ShelterAZ as if the transaction occurred on January 1, 2010. The Unaudited Pro Forma Consolidated Statement of Income:

(A)	Reflects the elimination of the combined net loss from the operations of ShelterClean, MCE, and ShelterAZ for the year ended December 31, 2010.